UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 18, 2021

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-12019

Pennsylvania	No. 23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2021, Mary Dean Hall informed the Board of Directors (the “Board”) of Quaker Chemical Corporation (the “Company” or “Quaker Houghton”) that she plans to resign from her role as Senior Vice President, Chief Financial Officer and Treasurer of the Company effective April 18, 2021. The Board and management thank Ms. Hall for her many contributions to the Company and wish her well.

In connection with Ms. Hall’s resignation, on March 18, 2021, the Board appointed Shane W. Hostetter, age 39, to Senior Vice President and Chief Financial Officer, effective April 19, 2021, and the Company entered into a new employment agreement with Mr. Hostetter on March 19, 2021, effective April 19, 2021. Mr. Hostetter has been employed by the Company since July 2011. He has served as Vice President, Finance and Chief Accounting Officer of the Company since August 2019 and served as Global Controller and Principal Accounting Officer from September 2014 to July 2019. Mr. Hostetter’s responsibilities have spanned the financial aspects of the organization, including accounting, financial planning and analysis, treasury, and investor relations, and he has also directed financial diligence for all of the Company’s acquisitions over the past decade, as well as the combination between the Company and Houghton International, Inc. Mr. Hostetter is a certified public accountant (“CPA”) and has an MBA in finance.

Mr. Hostetter’s employment agreement provides that his base salary will be $390,000 per annum and that he will be eligible to participate in the Company’s Annual Incentive Plan (the “AIP”) with target and maximum award percentages for 2021 under the AIP of 60% and 120%, respectively, of his base salary, dependent upon the Company’s financial results and other objectives to be determined. Mr. Hostetter has previously been eligible to participate in the Company’s 2016 Long-Term Performance Incentive Plan (the “LTIP”). In connection with accepting his new role, Mr. Hostetter’s target award opportunity for the 2021-2023 performance period under the LTIP will be increased to $303,000 and will include an even mix of time-based restricted stock, stock options and performance-dependent stock units.

If Mr. Hostetter is terminated by the Company for any reason other than “Cause” or his death or “Disability” (as such terms are defined in his employment agreement), he will be paid one year’s severance equal to his then annual base salary, paid in twenty-four semi-monthly installments, subject to his executing a customary release of claims. The definitions of “Cause” and “Disability” generally follow the definitions provided in the employment agreements of other Company executive officers, the form of which is included as Exhibit 10.15 in the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021 (the “2020 Form 10-K”). Mr. Hostetter’s employment agreement also contains covenants of non-disclosure, non-competition and non-solicitation similar to those of other Company executive officers.

In addition, on March 19, 2021, the Company and Mr. Hostetter entered into a Change in Control Agreement, effective April 19, 2021, in the form entered into with other Company executive officers, including Robert Traub, which form is described in the Company’s proxy statement filed with the SEC on March 31, 2020 and is included as Exhibit 10.16 in the 2020 Form 10-K.

On March 18, 2021, the Board also appointed David Will, age 37, to Principal Accounting Officer, effective April 19, 2021. Mr. Will has served as the Corporate Controller of the Company since August 2019 and served as the Global Assistant Controller from December 2014 to July 2019. Prior to joining Quaker Houghton, Mr. Will was with Trinseo S.A. from 2011 through 2014, serving in financial accounting, controllership and SEC reporting positions of increasing responsibility. Mr. Will is a CPA and has an MBA in finance.

In connection with his promotion, the Company updated Mr. Will’s compensation, effective April 19, 2021. Mr. Will’s base salary will be $260,000 per annum and he will be eligible to participate in the AIP with target and maximum award percentages for 2021 under the AIP of 30% and 60%, respectively, of his base salary, dependent upon the Company’s financial results and other objectives to be determined. Mr. Will has previously been eligible to participate in the LTIP. In connection with accepting his new role, Mr. Will’s target award opportunity for the 2021-2023 performance period under the LTIP will be increased to $70,000 and will include a mix of time-based restricted stock and performance-dependent stock units.

Pursuant to Mr. Will’s employment agreement previously entered into with the Company, he is subject to non-disclosure, non-competition and non-solicitation covenants similar to those of other Company executive officers.

The foregoing descriptions of Mr. Hostetter’s employment and change in control agreements and Mr. Will’s updated compensation arrangement are qualified in their entirety by reference to the complete text of the finalized agreements, which the Company intends to file with the SEC as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2021.

Item 8.01.	Other Events.

A copy of the press release announcing Ms. Hall’s resignation and the appointment of Mr. Hostetter, as further described in Item 5.02 above, is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.	Description

99.1	Press Release of Quaker Chemical Corporation dated March 24, 2021 (furnished herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: March 24, 2021	By:	/s/ Robert T. Traub
Robert T. Traub Senior Vice President, General Counsel and Corporate Secretary